UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 15, 2006 (August 10, 2006)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On August 10, 2006, Momenta Pharmaceuticals, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with the Massachusetts Institute of Technology (“MIT”) relating to the Amended and Restated Exclusive Patent License Agreement, dated November 1, 2002, by and between MIT and the Company, as amended (collectively, the “MIT License Agreement”), pursuant to which the Company licenses certain intellectual property from MIT and, in addition to other obligations, has agreed to pay MIT (i) a percentage of certain income received by the Company from corporate partners and sublicensees and (ii) royalties for certain drug products that are developed using such intellectual property and that constitute Licensed Products (as such term is defined in  the MIT License Agreement).

The Company has used intellectual property licensed from MIT to develop its drug candidate M-Enoxaparin, which the Company is developing under its Collaboration and License Agreement (the “Sandoz Agreement”) entered into with Sandoz N.V. and Sandoz Inc. in November 2003 (“Sandoz”); however, under the terms of the MIT License Agreement no royalties would be payable to MIT because M-Enoxaparin does not constitute a Licensed Product. Under the Letter Agreement, the Company has agreed to pay MIT a percentage of the amount received by the Company from Sandoz under the Sandoz Agreement, which percentage represents a reduction to the royalty rates payable to MIT with respect to Licensed Products under the MIT License Agreement.  The foregoing description of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a complete copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1†	Letter Agreement, dated August 10, 2006, by and between Momenta Pharmaceuticals, Inc. and the Massachusetts Institute of Technology

†                     Confidential treatment has been requested as to certain portions of this exhibit. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

	By:	/s / Richard P. Shea
Richard P. Shea Chief Financial Officer (Principal Financial Officer)
Date: August 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1†	Letter Agreement, dated August 10, 2006, by and between Momenta Pharmaceuticals, Inc. and the Massachusetts Institute of Technology

†                     Confidential treatment has been requested as to certain portions of this exhibit. Such portions have been omitted and filed separately with the Securities and Exchange Commission.